Exhibit 99.1

Tableau Announces Fourth Quarter and Full Year 2013 Financial Results

SEATTLE, Wash. – February 4, 2014 – Tableau Software (NYSE: DATA) today reported results for its fourth quarter and fiscal year ended December 31, 2013.

Fourth Quarter 2013 Financial Highlights

•	Total revenues were $81.5 million, up 95% year-over-year

•	License revenues were $58.0 million, up 93% year-over-year

•	Diluted GAAP earnings per share were $0.16; diluted non-GAAP earnings per share were $0.20

Full Year 2013 Financial Highlights

•	Total revenues were $232.4 million, up 82% year-over-year

•	License revenues were $159.9 million, up 78% year-over-year

•	Diluted GAAP earnings per share were $0.12; diluted non-GAAP earnings per share were $0.31

“We’re very pleased with our performance in the fourth quarter, as we sustained our rapid growth,” said Christian Chabot, CEO and President. “We continue to see an expansion of our market opportunity and look forward to helping more customers turn data into revealing business insights in the next year.”

Financial Highlights for the Fourth Quarter Ended December 31, 2013

Total revenues for the fourth quarter of 2013 were $81.5 million, representing a 95% increase from the fourth quarter of 2012. License revenues were $58.0 million, representing a 93% increase from the fourth quarter of 2012. Maintenance and services revenues were $23.4 million, representing a 100% increase from the fourth quarter of 2012.

GAAP operating income for the fourth quarter of 2013 was $9.2 million, compared to GAAP operating loss of $2.3 million for the fourth quarter of 2012. GAAP net income for the fourth quarter of 2013 was $11.2 million, or $0.16 per diluted common share, compared to a GAAP net loss of $1.1 million, or $0.03 per diluted common share, for the fourth quarter of 2012.

Non-GAAP operating income, which excludes stock-based compensation and, for 2012, the cash and stock-based compensation expense associated with our funding of the Tableau Foundation, was $14.1 million for the fourth quarter of 2013, compared to non-GAAP operating income of $1.2 million for the fourth quarter of 2012. Non-GAAP net income, which excludes stock-based compensation and, for 2012, the cash and stock-based compensation expense associated with our funding of the Tableau Foundation, each net of tax, was $14.0 million for the fourth quarter of 2013, or $0.20 per diluted common share, compared to non-GAAP net income of $1.5 million, or $0.04 per diluted common share, for the fourth quarter of 2012.

Financial Highlights for the Fiscal Year Ended December 31, 2013

Total revenues for 2013 were $232.4 million, representing an 82% increase from 2012. License revenues were $159.9 million, representing a 78% increase from 2012. Maintenance and services revenues were $72.5 million, representing a 92% increase over 2012.

GAAP operating income for 2013 was $3.7 million, compared to GAAP operating income of $4.3 million for 2012. GAAP net income for 2013 was $7.1 million, or $0.12 per diluted common share, compared to a GAAP net income of $1.4 million, or $0.00 per diluted common share, for 2012.

Non-GAAP operating income, which excludes stock-based compensation and, for 2012, the cash and stock-based compensation expense associated with our funding of the Tableau Foundation, was $18.1 million for 2013, compared to non-GAAP operating income of $11.0 million in 2012. Non-GAAP net income, which excludes stock-based compensation and, for 2012, the cash and stock-based compensation expense associated with our funding of the Tableau Foundation, each net of tax, was $18.0 million for 2013, or $0.31 per diluted common share, compared to non-GAAP net income of $6.9 million, or $0.14 per diluted common share, for 2012.

Recent Business Highlights

In addition to growing revenues, Tableau achieved other notable business milestones:

•	Launched Tableau 8.1, which delivers new features for the enterprise, improved analytics, and more interactivity on the web and mobile devices.

•	Expanded its relationship with Amazon Web Services (AWS) with support for Tableau Server running on the AWS platform and a new data connector to Amazon Redshift.

•	Ranked #1 in “business benefits” and “business achievements” in the Business Intelligence (BI) Survey 13, conducted by Business Application Research Center (BARC).

•	Partnered with IOCHU Techno-Solutions Corporation (CTC) to distribute Tableau Software in Japan.

•	Closed 179 sales orders of greater than $100,000 and added over 1,800 new customer accounts in the fourth quarter of 2013.

Conference Call and Webcast Information

In conjunction with this announcement, Tableau will host a conference call at 2:00 p.m. PT (5:00 p.m. ET) today to discuss Tableau’s fourth quarter and fiscal year 2013 financial results and the outlook for the first quarter of 2014 and full year 2014. A live audio webcast and replay of the call, together with detailed financial information, will be available in the Investor Relations section of Tableau’s website at http://investors.tableausoftware.com. The live call can be accessed by dialing (855) 592-5013 (U.S.) or (678) 224-7834 (outside the U.S.) and referencing passcode: 33161821. A replay of the call can also be accessed by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (outside the U.S.), and referencing passcode: 33161821.

About Tableau

Tableau Software (NYSE: DATA) helps people see and understand data. Tableau helps anyone quickly analyze, visualize and share information. More than 17,000 customer accounts get rapid results with Tableau in the office and on-the-go. And tens of thousands of people use Tableau Public to share data in their blogs and websites. See how Tableau can help you by downloading the free trial at www.tableausoftware.com/trial.

Tableau and Tableau Software are trademarks of Tableau Software, Inc. All other company and product names may be trademarks of the respective companies with which they are associated.

Forward-Looking Statements

This press release contains, and statements made during the above referenced conference call will contain, “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including regarding the company’s growth momentum and the company’s expectations regarding future revenues, expenses and net income or loss. These statements are not guarantees of future performance, but are based on management’s expectations as of the date of this press release and assumptions that are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the following: risks associated with anticipated growth in Tableau’s addressable market; competitive factors, including changes in the competitive environment, pricing changes, sales cycle time and increased competition; Tableau’s ability to build and expand its direct sales efforts and reseller distribution channels; general economic and industry conditions, including expenditure trends for business intelligence and productivity tools; new product introductions and Tableau’s ability to develop and deliver innovative products; our ability to provide high-quality service and support offerings; risks associated with international operations; and macroeconomic conditions. These and other important risk factors are described more fully in documents filed with the Securities and Exchange Commission, including Tableau’s final prospectus from its initial public offering, subsequently-filed Quarterly Report on Form 10-Q and other reports and filings with the Securities and Exchange Commission, and could cause actual results to vary from expectations. All information provided in this release and in the conference call is as of the date hereof and Tableau undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

Tableau believes that the use of non-GAAP operating income (loss), non-GAAP net income (loss) and non-GAAP earnings (loss) per diluted common share is helpful to its investors. These measures, which are referred to as non-GAAP financial measures, are not prepared in accordance with generally accepted accounting principles in the United States, or GAAP. Non-GAAP operating income (loss) is calculated by deducting stock-based compensation expense and, for 2012, the cash and stock-based compensation expense associated with its funding of the Tableau Foundation from operating income (loss). Non-GAAP net income (loss) is calculated by deducting stock-based compensation expense and, for 2012, the cash and stock-based compensation expense associated with its funding of the Tableau Foundation from net income (loss). Non-GAAP earnings (loss) per diluted common share is calculated by dividing non-GAAP net income (loss) by weighted average diluted shares outstanding. Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Tableau believes that providing non-GAAP financial measures that exclude stock-based compensation expense allow for more meaningful comparisons between its operating results from period to period. All of these non-GAAP financial measures are important tools for financial and operational decision making and for evaluating Tableau’s own operating results over different periods of time.

Non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in Tableau’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on our reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Tableau’s business and an important part of the compensation provided to its employees. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Investors should review the reconciliation of non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate Tableau’s business.

Investor Contact:

Carolyn Bass or Jacob Moelter

Market Street Partners

415-445-3232 or 415-445-3235

tableau@marketstreetpartners.com

Press Contact:

Doreen Jarman

Tableau PR Manager

206.633.3400 x5648

djarman@tableausoftware.com

Tableau Software, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Revenues
License	$58,035	$30,076	$159,930	$89,883
Maintenance and services	23,424	11,730	72,510	37,850

Total revenues	81,459	41,806	232,440	127,733

Cost of revenues
License	217	135	740	305
Maintenance and services	5,833	3,248	17,784	10,057

Total costs of revenues (1)	6,050	3,383	18,524	10,362

Gross profit	75,409	38,423	213,916	117,371

Operating expenses
Sales and marketing (1)	40,147	23,208	123,573	62,333
Research and development (1)	18,255	10,359	60,769	33,065
General and administrative (1)	7,841	7,182	25,905	17,715

Total operating expenses	66,243	40,749	210,247	113,113

Operating income (loss)	9,166	(2,326)	3,669	4,258
Other income (expense), net	(454)	(5)	(804)	(54)

Net income (loss) before provision (benefit) for income taxes	8,712	(2,331)	2,865	4,204
Provision (benefit) for income taxes	(2,533)	(1,275)	(4,211)	2,777

Net income (loss)	$11,245	$(1,056)	$7,076	$1,427

Net income (loss) per share attributable to common stockholders:
Basic	$0.18	$(0.03)	$0.14	$—
Diluted	$0.16	$(0.03)	$0.12	$—
Weighted average shares used to compute net income (loss) per share attributable to common stockholders
Basic	60,863	33,948	50,564	33,744
Diluted	70,250	33,948	59,092	39,562

(1)	Costs and expenses include share-based compensation as follows:

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
	(in thousands)
Cost of revenues	$182	$41	$473	$107
Sales and marketing	1,923	461	5,429	1,394
Research and development	2,047	670	5,832	2,115
General and administrative	772	371	2,723	1,180

	$4,924	$1,543	$14,457	$4,796

Tableau Software, Inc.

Consolidated Balance Sheets

(In thousands)

(Unaudited)

	December 31, 2013	December 31, 2012
Assets
Current assets
Cash and cash equivalents	$252,674	$39,302
Accounts receivable, net	61,158	30,752
Prepaid expenses and other current assets	7,180	2,789
Income taxes receivable	2,033	1,072
Deferred income taxes	9,136	2,246

Total current assets	332,181	76,161
Property and equipment, net	21,338	10,346
Deferred income taxes	589	66
Deposits and other assets	819	419

Total assets	$354,927	$86,992

Liabilities, convertible preferred stock and stockholders’ equity
Current liabilities
Accounts payable	2,178	2,176
Accrued liabilities	8,456	4,471
Accrued compensation and employee related benefits	27,187	13,170
Income taxes payable	178	129
Deferred revenue	66,290	31,984

Total current liabilities	104,289	51,930
Deferred income taxes	—	1,353
Deferred revenue	3,264	2,423
Other long-term liabilities	2,714	1,312

Total liabilities	110,267	57,018

Convertible preferred stock	—	20,031
Stockholders’ equity
Common stock	7	4
Additional paid-in-capital	239,406	11,698
Accumulated other comprehensive loss	(71)	(1)
Retained earnings (accumulated deficit)	5,318	(1,758)

Total stockholders’ equity	244,660	9,943

Total liabilities, convertible preferred stock and stockholders’ equity	$354,927	$86,992

Tableau Software, Inc.

Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Year Ended December 31,
	2013	2012
Operating activities
Net income	$7,076	$1,427
Adjustment to reconcile net income to net cash provided by operating activities
Depreciation expense	6,850	3,847
Allowance for doubtful accounts	487	172
Stock-based compensation expense	14,457	4,796
Excess tax benefit from stock-based compensation	(5,725)	(1,541)
Deferred taxes	(3,052)	301
Donation of common stock to Tableau Foundation	—	1,851
Changes in operating assets and liabilities
Accounts receivable	(30,488)	(17,567)
Prepaid expenses, deposits and other assets	(4,758)	(1,585)
Income taxes receivable	(961)	(1,072)
Deferred revenue	34,740	15,421
Accounts payable and accrued liabilities	19,037	8,240
Income taxes payable	62	(51)

Net cash provided by operating activities	37,725	14,239

Investing activities
Purchase of property and equipment	(17,607)	(7,036)

Net cash used in investing activities	(17,607)	(7,036)

Financing activities
Proceeds from initial public offering	176,974	606
Proceeds from issuance of common stock upon exercise of stock options	10,522	—
Deferred initial public offering costs	—	(271)
Excess tax benefit from stock-based compensation	5,725	1,541

Net cash provided by financing activities	193,221	1,876

Effect of exchange rate changes on cash and cash equivalents	33	—
Net increase in cash and cash equivalents	213,372	9,079
Cash and cash equivalents
Beginning of period	39,302	30,223

End of period	$252,674	$39,302

Tableau Software, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012
Reconciliation of operating income (loss) to non-GAAP operating income (loss):
Operating income (loss)	$9,166	$(2,326)	$3,669	$4,258
Excluding: Stock-based compensation expense	4,924	1,543	14,457	4,796
Funding of the Tableau Foundation	—	1,951	—	1,951

Non-GAAP operating income	$14,090	$1,168	$18,126	$11,005

Reconciliation of net income (loss) to non-GAAP net income (loss):
Net income (loss)	$11,245	$(1,056)	$7,076	$1,427
Excluding: Stock-based compensation expense, net of tax	2,736	1,357	10,967	4,207
Funding of the Tableau Foundation, net of tax	—	1,220	—	1,220

Non-GAAP net income	$13,981	$1,521	$18,043	$6,854

Reconciliation of net income (loss) per share to non-GAAP net income (loss) per share:
GAAP net income (loss) per share - basic	$0.18	$(0.03)	$0.14	$—
Excluding: Stock-based compensation expense, net of tax	0.04	0.04	0.22	0.12
Funding of the Tableau Foundation, net of tax	—	0.04	—	0.04

Non-GAAP net income per share - basic	$0.23	$0.04	$0.36	$0.16

GAAP net income (loss) per share - diluted	$0.16	$(0.03)	$0.12	$—
Excluding: Stock-based compensation expense, net of tax	0.04	0.04	0.19	0.11
Funding of the Tableau Foundation, net of tax	—	0.04	—	0.03

Non-GAAP net income per share - diluted	$0.20	$0.04	$0.31	$0.14

Weighted average shares used in computing GAAP and Non-GAAP net income (loss) per share
Basic	60,863	33,948	50,564	33,744
Diluted	70,250	33,948	59,092	39,562